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                                                                  EXHIBIT 10.18


         SCHEDULE OF WARRANTS ISSUED TO WARBURG, PINCUS INVESTORS, L.P.

1) Warrant to Purchase Common Stock from Factory Automation & Computer Technologies, Inc. to Warburg, Pincus Investors, L.P. dated as of May 10, 1995 for 1,301,696 shares at $1.80 per share with an expiration date of May 9, 2005

2) Warrant to Purchase Common Stock from Factory Automation & Computer Technologies, Inc. to Warburg, Pincus Investors, L.P. dated as of September 19, 1995 for 681,213 shares at $2.94 per share with an expiration date of September 18, 2005

3) Warrant to Purchase Common Stock from Factory Automation & Computer Technologies, Inc. to Warburg, Pincus Investors, L.P. dated as of November 5, 1996 for 545,455 shares at $2.75 per share with an expiration date of November 4, 2006

4) Warrant to Purchase Common Stock from Factory Automation & Computer Technologies, Inc. to Warburg, Pincus Investors, L.P. dated as of December 9, 1996 for 363,636 shares at $2.75 per share with an expiration date of December 9, 2006

5) Warrant to Purchase Common Stock from SynQuest, Inc. to Warburg, Pincus Investors, L.P. dated as of February 17, 1997 for 909,091 shares at $2.75 per share with an expiration date of February 17, 2007

6) Warrant to Purchase Common Stock from SynQuest, Inc. to Warburg, Pincus Investors, L.P. dated as of April 15, 1997 for 545,455 shares at $2.75 per share with an expiration date of April 15, 2007

7) Warrant to Purchase Common Stock from SynQuest, Inc. to Warburg, Pincus Investors, L.P. dated as of May 20, 1997 for 727,273 shares at $2.75 per share with an expiration date of May 20, 2007

8) Warrant to Purchase Common Stock from SynQuest, Inc. to Warburg, Pincus Investors, L.P. dated as of July 20, 1997 for 714,286 shares at $2.75 per share with an expiration date of July 20, 2007


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THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, NOR WILL ANY ASSIGNEE OR ENDORSEE HEREOF BE RECOGNIZED AS AN OWNER OR HOLDER HEREOF BY THE COMPANY FOR ANY PURPOSE, UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO THIS WARRANT SHALL THEN BE IN EFFECT OR UNLESS THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION WITH RESPECT TO ANY PROPOSED TRANSFER OR DISPOSITION OF THIS WARRANT SHALL BE ESTABLISHED TO THE REASONABLE SATISFACTION OF COUNSEL FOR THE COMPANY.


                                    WARRANT

               to Purchase up to _____ Shares of Common Stock of

                                 SynQuest, Inc.

                                     [Date]


         THIS IS TO CERTIFY THAT, for good and valuable consideration received, ____ ("Warrant Holder" or, with its successors and assigns, "holder"), is entitled to purchase from SynQuest, Inc., a Georgia corporation (the "Company"), at any time or from time to time on and after [Date], through and including [Expiration Date], at 3500 Parkway Lane, Suite 555, Norcross, Georgia 30092, or at such other place as the Company may request by written notice given at least fifteen (15) days before the applicable exercise date (the "Warrant Office"), for a purchase price equal to the "Price Per Share" (as hereinafter defined), a total number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock of the Company up to the "Number of Available Shares" (as hereinafter defined), and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter set forth.


                                   ARTICLE I

                              CERTAIN DEFINITIONS

         For all purposes of this Warrant, unless the context otherwise requires, the following terms shall have the following respective meanings:

         "Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.


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         "Commission" shall mean the Securities and Exchange Commission, or any other federal agency then administering the Act.

         "Common Stock" shall mean the Company's authorized Common Stock, par value $0.01 per share, as such class existed on the date of issuance of this Warrant and any other securities as to which this Warrant becomes exercisable pursuant to Article IV hereof.

         "Company" shall mean SynQuest, Inc., a Georgia corporation, and any other corporation assuming or required to assume the Warrant pursuant to
Section 4.3 hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission promulgated thereunder, all as shall be in effect at the time.

         "Number of Available Shares" shall mean _____ shares of Common Stock. The Number of Available Shares shall be subject to adjustment as provided in
Article IV hereof.

         "Number of Common Shares Deemed Outstanding," as used for purposes of the anti-dilution provisions in Article IV, shall mean, at any given time, the sum of (x) the number of shares of Common Stock outstanding at such time and
(y) the number of shares of Common Stock deemed to be outstanding under Subsections 4.2(a) to (i), inclusive, at such time.

         "Person" shall mean any individual, corporation, partnership, trust, unincorporated organization, government, or any political subdivision, instrumentality or agency of any government.

         "Price Per Share" shall mean $____ per Warrant Share. The Price Per Share shall be subject to adjustment as provided in Article IV hereof.

         "State Securities Laws" shall mean any applicable state securities laws that may restrict or prohibit the issuance or purchase of shares of Common Stock upon exercise of the Warrant.

         "Warrant" shall mean this Warrant and any warrants issued in substitution, combination or subdivision therefor.


                                   ARTICLE II

                              EXERCISE OF WARRANTS

         2.1 Method of Exercise. To exercise this Warrant in whole or in part, the holder hereof shall deliver to the Company, at 3500 Parkway Lane, Suite 555, Norcross, Georgia 30092, or at such other place as the Company may request by written notice given at least fifteen (15) days in advance of the applicable exercise date: (a) a written notice, in substantially the form of the subscription notice


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attached hereto as Exhibit 2.1 (modified, as appropriate, to reflect any conditional exercise or change in the terms of exercise as hereinbelow described) of such holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased not exceeding, on a cumulative basis, the Number of Available Shares, (b) this Warrant, and (c) a check payable to the order of the Company in an amount equal to the aggregate Price Per Share for the number of shares of Common Stock being purchased. Such election may be conditional if the holder so desires, and, in such case, the holder may require such exercise to be effected immediately before, simultaneous with, or immediately after such event or at any other time, as requested by the holder, and the holder may further change its instructions and withdraw or modify its election to exercise the Warrant at any time prior to the requested date upon which such exercise would otherwise be effected. The Company shall, as promptly as practicable execute and deliver or cause to be executed and delivered, in accordance with said notice, and effective as of the requested date upon which such exercise is to be effected, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said notice. The stock certificate or certificates so delivered shall be in such denominations as may be specified in said notice and shall be registered in the name of such holder or such other name or names as shall be designated in said notice; provided. however, the Company shall have no obligation to issue such shares in any manner which would result in a violation of the registration requirements of the Act or any applicable State Securities Laws. Such certificate or certificates shall be deemed to have been issued and such holder or any other person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares as of the date the notice and payment is received by the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the holder a new Warrant evidencing the rights to purchase the remaining shares of Common Stock called for by this Warrant (stated in Units), which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the holder, appropriate notation may be made on this Warrant which shall then be returned to the holder. The Company shall pay all expenses, transfer (but not income) taxes and other charges payable in connection with the preparation, issuance and delivery of stock certificates and new Warrants, except that, in case stock certificates or new Warrants shall be registered in a name or names other than the name of the holder of this Warrant, funds sufficient to pay all transfer taxes which shall be payable upon the issuance of stock certificates or new Warrants shall be paid by the holder hereof promptly upon receipt of a written request of the Company for payment.

         2.2 Shares to be Fully Paid and Nonassessable. All shares of Common Stock issued upon the exercise of this Warrant shall be duly authorized, validly issued, fully paid and nonassessable.

         2.3 Legend on Warrant and Stock Certificates. This Warrant and any certificates or other instruments which evidence the shares issued upon exercise of the Warrant shall, unless no longer required in the reasonable judgment of the Company or as set forth in an opinion of counsel reasonably acceptable to the Company, bear a legend substantially to the following effect in conspicuous print:

                  THIS WARRANT [OR, AS APPLICABLE, THE STOCK EVIDENCED BY THIS CERTIFICATE] HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS


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                  AND MAY NOT BE TRANSFERRED, NOR WILL ANY ASSIGNEE OR ENDORSEE
                  HEREOF BE RECOGNIZED AS AN OWNER OR HOLDER HEREOF BY THE COMPANY FOR ANY PURPOSE, UNLESS A REGISTRATION STATEMENT
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO THIS WARRANT [OR, AS APPLICABLE, THE STOCK EVIDENCED BY THIS CERTIFICATE] SHALL THEN BE IN EFFECT OR UNLESS THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION WITH RESPECT TO ANY PROPOSED TRANSFER OR DISPOSITION OF THIS WARRANT [OR, AS APPLICABLE, THE STOCK EVIDENCED BY THIS CERTIFICATE] SHALL BE ESTABLISHED TO THE REASONABLE SATISFACTION OF COUNSEL FOR THE COMPANY.

         2.4 Acknowledgment of Continuing Obligation. The Company will, at the time of any exercise of this Warrant in whole or in part, upon request of the holder, acknowledge in writing its continuing obligation to such holder in respect of any rights to which the holder shall continue to be entitled after exercise in accordance with this Warrant; provided. however, that the failure of the holder to make any such request shall not affect the continuing obligation of the Company to the holder in respect of such rights.


                                  ARTICLE III

                              TRANSFER OF WARRANT

         This Warrant may be transferred, in whole or in part, to any Person by presentation to the Company of the Warrant and an assignment, substantially in the form attached hereto as Exhibit 3 duly executed by the holder hereof or its duly authorized agent or attorney along with written instructions for such transfer; provided. however, the holder of this Warrant, by acceptance hereof, agrees not to transfer the Warrant or any Common Stock issued upon exercise of the Warrant in any manner which would result in a violation of the registration provisions of the Act or any applicable State Securities Laws, and the Company shall not be required to take any action hereunder which would result in a violation of such provisions. Upon presentation for transfer in compliance with the terms hereof, the Company shall promptly execute and deliver a new Warrant or Warrants identical to this Warrant in the name or names of the transferee or transferees and in the denominations specified in such instructions. The Company shall pay all expenses, taxes (other than income taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants under this Article 3, except that funds sufficient to pay all transfer taxes pertaining to the transfer which shall be payable upon the issuance of such new Warrants shall be paid by the holder hereof promptly upon receipt of written request of the Company for payment.



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                                   ARTICLE IV

                            ANTI-DILUTION PROVISIONS

         4.1 Adjustment of Price Per Share. In order to prevent dilution of the rights granted hereunder, the Price Per Share and the Number of Available Shares shall be subject to adjustment from time to time in accordance with this
Article IV.

         4.2 Price Reduction Formula. Except as provided in Section 4.3 or 4.6 below, if and whenever the Company shall issue or sell, or shall in accordance with Subsections 4.2(a) to (i), inclusive, be deemed to have issued or sold any shares of its Common Stock for a consideration per share less than the Price Per Share in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale (the "Triggering Transaction"), the Price Per Share shall, subject to Subsections (a) to (i) of this Section 4.2, be reduced to the Price Per Share (calculated to the nearest tenth of a cent) determined by dividing:

                  (i) an amount equal to the sum of (x) the product derived by multiplying the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction by the Price Per Share then in effect, plus (y) the consideration, if any, received by the Company upon consummation of such Triggering Transaction, by

                  (ii) an amount equal to the sum of (x) the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction plus (y) the number of shares of Common Stock issued or deemed to be issued in accordance with Subsections 4.2(a) to (i) in connection with the Triggering Transaction.

         For purposes of determining the adjusted Price Per Share under this
Section 4.2, the following subsections (a) to (i), inclusive, shall apply:

                  (a) Rights Issuance. In case the Company at any time shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such options or the right to convert or exchange any such Convertible Securities are immediately exercisable and the price per share for which the Common Stock is issuable upon exercise, conversion or exchange (determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by
         (y) the total maximum number of shares of Common Stock issuable upon the exercise of such


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         Options or the conversion or exchange of such Convertible Securities)
         shall be less than the Price Per Share in effect immediately prior to the time of the granting of such Option, then the total maximum amount of Common Stock issuable upon the exercise of such options or in the case of options for Convertible Securities, upon the conversion or exchange of such Convertible Securities shall (as of the date of granting of such Options) be deemed to be outstanding and to have been issued and sold by the Company for such price per share. No further adjustment of the Price Per Share shall be made upon the actual issue of such shares of Common Stock or such Convertible Securities upon the exercise of such Options, except as otherwise provided in Subsection
         (c) below.

                  (b) Convertible Securities Issuance. In case the Company at any time shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration if any, payable to the Company upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such convertible Securities) shall be less than the Price Per Share in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued and sold by the Company for such price per share. No further adjustment of the Price Per Share shall be made upon the actual issue of such Common Stock upon exercise of the rights to exchange or convert under such Convertible Securities, except as otherwise provided in Subsection (c) below.

                  (c) Price Changes Under Rights and Convertible Securities. If the purchase price provided for in any Options referred to in Subsection (a), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Subsections (a) or (b), or the rate at which any Convertible Securities referred to in Subsection (a) or (b) are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution of the type set forth in Sections 4.2 or 4.4), the Price Per Share in effect at the time of such change shall forthwith be readjusted to the Price Per Share which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. If the purchase price provided for in any Option referred to in Subsection (a) or the rate at which any Convertible Securities referred to in Subsections (a) or (b) are convertible into or exchangeable for Common Stock, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the


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         delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Price Per Share then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such option or Convertible Security never been issued as to such Common stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Price Per Share then in effect hereunder is hereby reduced.

                  (d) Rights Terminations. On the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities, the Price Per Share then in effect hereunder shall forthwith be increased to the Price Per Share which would have been in effect at the time of such expiration or termination had such option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                  (e) Rights For No Consideration. In case any Options shall be issued in connection with the issue or sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such options by the parties thereto, such Options shall be deemed to have been issued without consideration.

                  (f) Determining Consideration. In case any shares of Common Stock options or Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration as determined by the Company's Board of Directors. In case any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be, as determined by the Board of Directors of the Company.

                  (g) Treatment of Treasure Stock. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock, as applicable, for the purpose of this
         Section 4.2.

                  (h) Distributions. In case the Company shall declare a dividend or make any other distribution upon the stock of the Company payable in Common Stock, Options or Convertible Securities, such issuance shall be covered by Section 4.4 below.


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                  (i) Record Date. For purposes of this Section 4.2, in case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (x) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities, or (y) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such right or subscription or purchase, as the case may be.

         4.3 Liquidating Dividends. In the event the Company shall declare a dividend upon the Common Stock (other than a dividend payable in Common Stock, as applicable, covered by Section 4.4) payable otherwise than out of earnings or earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries (herein referred to as "liquidating Dividends"), then as soon as possible after the exercise of the Warrant, the Company shall pay to the person exercising such Warrant an amount equal to the aggregate value at the time of such exercise of all liquidating Dividends (including but not limited to the Common Stock which would have been issued at the time of such earlier exercise and all other securities which would have been issued with respect to such Common Stock by reason of stock splits, stock dividends, mergers or reorganizations, or for any other reason). For purposes of this Section 4.3, a dividend other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend.

         4.4 Stock Dividends, Splits. Etc. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, or declare a dividend or make any other distribution upon the stock of the Company payable in Common Stock, Options or Convertible Securities, the Price Per Share in effect immediately prior to such subdivision or stock dividend shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Price Per Share in effect immediately prior to such combination shall be proportionately increased.

         4.5 Exchange Offers. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holders of the Warrant shall have the right to acquire and receive upon exercise of the Warrant such shares of stock, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, consolidation, merger or sale) with respect to or in exchange for such number of outstanding shares of the Company's Common Stock as would have been received upon such exchange of Common Stock, at the Price Per Share then in effect. The Company will


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not effect any such consolidation merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holders of the Common Stock at the last address of each such holder appearing on the books of the Company, the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. If a purchase, tender or exchange offer is made to and accepted by the holders of more than fifty percent (50%) of the outstanding shares of Common Stock of the Company, the Company shall not effect any consolidation, merger or sale with the person having made such offer or with any Affiliate of such person, unless prior to the consummation of such consolidation, merger or sale the holders of the Warrant shall have been given a reasonable opportunity then to elect to receive upon the exercise of the Warrant either the stock, securities or assets then issuable with respect to the Common Stock of the Company or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer. For purposes hereof the term "Affiliate" with respect to any given person shall mean any person controlling, controlled by or under common control with the given person.

         4.6 Company Plans. The provisions of this Article IV shall not apply to any Common Stock issued, issuable or deemed Outstanding under Subsections 4.2(a) to (i) inclusive, to any person pursuant to any stock option, stock purchase or similar plan or arrangement for the benefit of officers, directors and employees of or consultants to the Company or its subsidiaries adopted by the Board of Directors of the Company.

         4.7      Notices of Distributions and Other Events. In the event that:

                  (a) the Company shall declare any cash dividend upon its Common Stock (if any shares are outstanding), or

                  (b) the Company shall declare any dividend upon its Common Stock (if any shares are outstanding) payable in stock or make any special dividend or other distribution to the holders of its Common Stock (if any shares are outstanding), or

                  (c) the Company shall offer for subscription pro rata to the holders of its Common Stock (if any shares are outstanding) any additional shares of stock of any class or other rights, or

                  (d) there shall be any capital reorganization or reclassification of the capital stock of the Company, including any subdivision or combination of its outstanding shares of Common Stock, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation, or

                  (e) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;


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then, in connection with such event, the Company shall give to the holders of the Warrant:

         (i) at least twenty (20) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; and

         (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (i) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first class mail, postage prepaid, addressed to the holders of the Warrant at the address of each such holder as shown on the books of the Company.

         4.8 Purchase Rights. If at any time or from time to time the Company shall grant, issue or sell any Options, Convertible Securities or rights to purchase property (the "Purchase Rights") pro rata to the record holders of any class of Common Stock of the Company and such grants, issuances or sales do not result in an adjustment of the Price Per Share under Section 4.2 hereof, then the holder or holders of the Warrant shall be entitled to acquire (within thirty days after the later to occur of the initial exercise date of such Purchase Rights or receipt by such holder of the notice concerning Purchase Rights to which such holder shall be entitled under Section 4.7) and upon the terms applicable to such Purchase Rights either:

         (i) the aggregate Purchase Rights which such holder could have acquired if it had held the number of shares of Common Stock acquirable upon exercise of the Warrant immediately before the grant, issuance or sale of such Purchase Rights; provided that if any Purchase Rights were distributed to holders of Common Stock without the payment of additional consideration by such holders, corresponding Purchase Rights shall be distributed to the exercising holders of the Warrant as soon as possible after such exercise and it shall not be necessary for the exercising holder of the Warrant specifically to request delivery of such rights; or

         (ii) in the event that any such Purchase Rights shall have expired or shall expire prior to the end of said thirty day period, the number of shares of Common Stock or the amount of property which such holder could have acquired upon such exercise at the time or times at which the Company granted, issued or sold such expired Purchase Rights.


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         4.9 Adjustment of Number of Available Shares. Upon each adjustment of the Price Per Share pursuant to this Article IV, the Number of Available Shares shall be adjusted so that the holder or holders of the Warrant shall thereafter be entitled to acquire upon exercise of the Warrant, at the Price Per Share resulting from such adjustment, the number of shares of the Company's Common Stock, as applicable, determined by multiplying the Price Per Share in effect immediately prior to such adjustment by the Number of Available Shares in effect and not yet purchased immediately prior to such adjustment, then dividing that product by the new Price Per Share resulting from such adjustment.

         4.10 Adjustment by Board of Directors. If any event occurs as to which, in the opinion of the Board of Directors of the Company, the provisions of this Article IV are not strictly applicable or if strictly applicable would not fairly protect the rights of the holders of the Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Price Per Share as otherwise determined pursuant to any of the provisions of this Article IV except in the case of a combination of shares of a type contemplated in Section 4.4 or the expiration of Options or convertible Securities as set forth in Subsection 4.2(d) and then in no event to an amount larger than the Price Per Share as adjusted pursuant to Section 4.4 or Subsection 4.2(d), respectively.


                                   ARTICLE V

                        CERTAIN COVENANTS OF THE COMPANY

         The Company covenants and agrees that:

         (a) it will authorize, reserve and set apart and have at all times, free from preemptive rights, a number of shares of authorized but unissued Common Stock or other securities or property deliverable upon the exercise of this Warrant sufficient to enable it at any time to fulfill all its obligations hereunder;

         (b) this Warrant shall be binding upon any corporation succeeding to the Company by merger, consolidation or sale or transfer of all or substantially all of the Company's assets;

         (c) the Company will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the per share exercise price provided hereunder; and

         (d) if any shares of Common Stock to be reserved for the purpose of exercise of this Warrant require registration or listing with, or approval of, any governmental authority, state exchange or other regulatory body under any federal or state law or regulation or otherwise in order for such shares to be validly issued and delivered upon exercise of this Warrant, the Company will in good faith and as expeditiously as possible endeavor to secure such registration, listing or approval, as the case may be.


                                   ARTICLE VI

                                 MISCELLANEOUS

         6.1 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Georgia.

         6.2 Waiver and Amendment. Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the holder and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant must be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with any term or condition of this Warrant.

         6.3 Illegality. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

         6.4 Filing of Warrant. A copy of this Warrant shall be filed in the records of the Company.

         6.5 Notice. Any notice or other document required or permitted to be given or delivered to the holder shall be delivered personally, or sent by certified or registered mail, to such holder at the last address shown on the books of the Company maintained at the Warrant Office for the registration of, and the registration of transfer of, the Warrant or at any more recent address of which the holder shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the office of the Company described above or such other address within the United States of America as shall have been furnished by the Company to the holder in accordance herewith.

         6.6 Loss, Destruction, Etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of the Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section
6.6 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

         6.7 Limitation of Liability: Not Stockholders. No provision of this Warrant shall be construed as conferring upon the holder hereof the right to vote, consent, receive dividends or receive notice, other than as herein expressly provided, in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any Common Stock issued upon exercise of the Warrant or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its President and its corporate seal to be impressed hereon and attested by its Secretary.



Dated:
      -------------------


                                         SYNQUEST, INC.



                                         By:
                                            -----------------------------------
                                            Joseph Trino
                                            Chief Executive Officer

                                  EXHIBIT 2.1

                          FORM OF SUBSCRIPTION NOTICE



SynQuest, Inc.



         The undersigned, the holder of the foregoing Warrant, hereby elects to exercise purchase rights represented by said Warrant for, and to purchase thereunder, _______________ shares of the Common Stock covered by said Warrant and herewith makes payment in full therefor of $___________ by check payable to the order of the Company, and requests (a) that certificates for such shares (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to __________________________________ whose address is _______________________ _________________________________________ and whose federal taxpayer identification number is ___________________; and (b) if such shares shall not include all of the shares issuable as provided in said Warrant, that a new Warrant of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.


                                 Warrant Holder



                                 By:
                                    -------------------------------------------
                                     Title:

Dated:
      -------------------

                                   EXHIBIT 3

                               FORM OF ASSIGNMENT



         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________ the rights to _________ Units represented by the foregoing Warrant of SynQuest, Inc., and appoints its attorney to transfer said rights on the books of said corporation, with full power of substitution.


                                 Warrant Holder



                                 By:
                                    ------------------------------------------
                                    Title:

Dated:
      -------------------